EXHIBIT A

                   RULE 13d-1 (f)(1)

     The undersigned, on this 17th day of February, 1998 agree and consent to the joint filing on behalf of this Schedule 13G in connection with their beneficial ownership of the common stock of Connect, Inc.


                                   QUAESTUS LIMITED PARTNERSHIP

                                   By: /s/ Richard W. Weening
                                     ---------------------------
                                     Richard W. Weening
                                     President of Corporate
                                     General Partner


                                      /s/ Richard W. Weening
                                      ---------------------------
                                      Richard W. Weening



                                   QUAESTUS PARTNER FUND

                                   By: /s/ Richard W. Weening
                                      -----------------------------
                                     Richard W. Weening, President
                                     of Corporate General Partner


                                     /s/ Charles Wright
                                     ------------------------------
                                     Charles Wright


                                     /s/ Terrence J. Leahy
                                     -------------------------------
                                     Terrence J. Leahy



                                   NETWORK PARTNERS

                                   By: /s/ Richard W. Weening
                                      ---------------------------------
                                      Richard W. Weening, President
                                      of Corporate General Partner



                                   QUAESTUS MANAGEMENT CORP.

                                     /s/ Richard W. Weening
                                     ----------------------------------
                                     Richard W. Weening, President